Supplement dated September 25, 2020 to the Prospectus dated May 1, 2020 for the KeyExec VUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2020, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund International Equity Income Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On September 16, 2020, the Board of Trustees of Pacific Select Fund approved a plan of liquidation for vote by affected Policy Owners. If the plan of liquidation is approved by Policy Owners, the transfer of the International Equity Income Portfolio will occur on or about October 30, 2020 (the “Transfer Date”). Effective October 19, 2020, no purchases or transfers into these funds will be accepted. This is not a liquidation of your Policy.

For thirty (30) calendar days before the Transfer Date, if you have Accumulated Value allocated to the Variable Accounts investing in the International Equity Income Portfolio, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting toward the 25 transfers permitted each calendar year and without incurring any transfer fees or other charges. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Transfer Date, any Accumulated Value that remains allocated to the International Equity Income Portfolio Variable Account after the close of business will be transferred to the Variable Account corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the International Equity Income Portfolio and the Fidelity VIP Government Money Market Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Accumulated Value immediately before the transfer will be equal to Accumulated Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the International Equity Income Portfolio Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the International Equity Income Portfolio Variable Account will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Variable Account. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Variable Account without incurring any transfer fees or other charges and without the transfer counting towards the transfer limitations described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 347-7787, or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

All references to the International Equity Income Portfolio are deleted from the Policy Prospectus after the Transfer Date.

Pacific Select Fund Portfolio Name and Portfolio Manager/Subadvisor Changes

Effective November 2, 2020, the name of the Pacific Select Fund Comstock Portfolio is changed to Pacific Select Fund Value Portfolio. In addition, the Portfolio Manager/Subadvisor will change from Invesco Advisers, Inc. to American Century Investment Management, Inc.

All references in the Policy Prospectus to the Pacific Select Fund Comstock Portfolio are replaced with the Pacific Select Fund Value Portfolio.

Form No. 15-50600-00